UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2025

Silo Pharma, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41512	27-3046338
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

677 N. Washington Boulevard Sarasota, FL	34236
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 400-9031

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Rule 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	SILO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 8, 2025, Silo Pharma, Inc. (the “Company”) entered into a Termination, Commercial Evaluation License, and Option Agreement (the “Agreement”) with the University of Maryland, Baltimore (“UMB”). The Agreement terminates the Master License Agreement dated February 12, 2021 (the “MLA”), previously in effect between the Company and UMB, and provides the Company with an exclusive, non-transferable evaluation license, as well as an exclusive option to negotiate a new exclusive commercial license, with respect to certain intellectual property related to central nervous system-homing peptides (the “Invention” and related “Patent Rights”) that were previously licensed under the MLA.

Pursuant to the Agreement, the Company was granted an exclusive option (the “Option”), exercisable during the term of the Agreement, to negotiate and obtain an exclusive, sublicensable, royalty-bearing license to the Invention and Patent Rights for the therapeutic treatment of neuroinflammatory disease worldwide. The Option may be exercised by (i) providing written notice and submitting an acceptable commercialization plan to UMB, and (ii) paying a $1,000 option fee, which is creditable against certain future expenses if a commercial license is executed. The Agreement was effective as of July 8, 2025, and will expire on March 31, 2026, unless earlier terminated or superseded by a new definitive license agreement upon exercise of the Option.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Agreement, which will be filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
10.1	Termination, Commercial Evaluation License, and Option Agreement, dated July 8, 2025, by and between the Company and the University of Maryland, Baltimore
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILO PHARMA, INC.

Date: July 10, 2025	By:	/s/ Eric Weisblum
Eric Weisblum
Chief Executive Officer

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